Exhibit 10(f)20









                              DEFERRED COMPENSATION PLAN

                                         FOR



                             ___________________________

                                      DIRECTORS

                             ___________________________

                                          OF

                         SAVANNAH ELECTRIC AND POWER COMPANY









               1As Amended July 23, 1986.  Effective July 23, 1986.

               2As Amended September 18, 1987.  Effective January 1, 1987

               3As Amended May 15, 1990. Effective January 1, 1991.
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                                  TABLE OF CONTENTS




          ARTICLE I      STATEMENT OF PURPOSE . . . . . . . . . . . . .   1

          ARTICLE II          DEFINITIONS . . . . . . . . . . . . . . .   1

          ARTICLE III         ELIGIBILITY AND PARTICIPATION . . . . . .   3

          ARTICLE IV     RETIREMENT BENEFITS  . . . . . . . . . . . . .   5

          ARTICLE V      SURVIVOR BENEFITS  . . . . . . . . . . . . . .   8

          ARTICLE VI     SEVERANCE BENEFITS . . . . . . . . . . . . . .  10

          ARTICLE VII    ACCRUAL OF BENEFITS  . . . . . . . . . . . . .  12

          ARTICLE VIII   ADMINISTRATIVE COMMITTEE . . . . . . . . . . .  12

          ARTICLE IX     AMENDMENT AND TERMINATION  . . . . . . . . . .  13

          ARTICLE X      MISCELLANEOUS  . . . . . . . . . . . . . . . .  14

          ARTICLE XI     CONSTRUCTION . . . . . . . . . . . . . . . . .  17



























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                                      ARTICLE I
                                 STATEMENT OF PURPOSE

               The purpose of this Plan is to benefit Savannah Electric and

          Power  Company  through  increased   incentive  on  the  part  of

          Directors of  the Company;  to further  the long-term  growth and earnings  of  the Company  by  offering  long-term incentives  to

          Directors  in addition to current fees; and to attract and retain outstanding  individuals  as  Directors  of  the Company  through enhancement of the value of fees paid to individuals.



                                      ARTICLE II
                                     DEFINITIONS

               When used herein the following terms shall have the meanings indicated  unless a  different  meaning clearly  required by  the context.

               1.   "Annuity Starting  Date":  The date on which payment of

          a benefit payable hereunder is to commence.

               2.   "Committee":  The Administrative Committee appointed by

          the Board of Directors of the Company to administer this Plan.

               3.   "Company":   Savannah  Electric  and Power  Company,  a

          Georgia corporation, and its corporate successors.

               4.   "Deferred Compensation Agreement":   Written  agreement

          between  the Company and a  Participant in substantially the form attached hereto as Exhibit A and made a part hereof.

               5.   "Designated Beneficiary":   One or  more beneficiaries,

          as  designated  in writing  to  the Committee,  to  whom payments otherwise  due to or for the benefit of the Participant hereunder shall be  made in the  event of his  death prior to  the complete
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          payment   of  such  benefit.    In  the  event  no  such  written

          designation made  by a participant  or if such  beneficiary shall not  be  in  existence at  the  Participant's  death  or if  such beneficiary predeceases the Participant, the Participant shall be deemed to have designated his estate as such beneficiary.

               6.   "Director":   A  person  who is  a  duly qualified  and

          acting member of the Board of Directors of the Company.

               7.   "Early  Retirement":  Retirement  from the Directorship

          of the Company  after attaining age  sixty (60) but prior  to age sixty-five  (65)  for  those under  age  fifty  (50)  at time  of election and prior to age seventy (70) for those fifty (50) years of age and over at time of election.

               8.   "Early   Retirement  Date":     The  date   upon  which

          Participants have attained an age of at least sixty (60) but have

          not   yet  reached   ages  sixty-five   (65)  or   seventy  (70),

          respectively, retires from the Directorship of the Company.

               9.   "Insurable":  The life of a Participant is insurable by

          an insurance  company approved  by the  Committee and  at premium rates acceptable to the Committee in the exercise of its sole and absolute discretion.

               10.  "Normal Retirement":   Retirement from the Directorship

          of  the Company upon or  after attaining age  sixty-five (65) for those under age fifty  (50) at time  of election and age  seventy

          (70)  for those  fifty (50)  years of  age and  older at  time of election.




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               11.  "Normal  Retirement   Date":    The  date   upon  which

          Participants who have attained an age of at least sixty-five (65)

          or  seventy (70), respectively, as the case shall be, retire from the Directorship of the Company.

               12.  "Participant":  A Director  who is or hereafter becomes eligible  to participate  in  the Plan  and  does participate  by electing, in  the manner specified herein,  to defer compensation pursuant to this Plan.

               13.  "Plan":   The Deferred Compensation Plan  for Directors

          of Savannah  Electric and Power Company contained  herein, and as may be amended from time to time hereafter.

               14.  "Plan  Year":   The  period  commencing  January 1  and

          ending the following December 31.

               15.  "Postponed   Retirement":      Retirement    from   the

          Directorship  of the  Company after  continuing to serve  as such

          following   attainment  of:   (i) age  sixty-five   (65)  for   a

          Participant under age fifty (50) at time of deferral election and

          (ii) age seventy (70) for  a Participant fifty (50) years  of age and older at time of deferral election.

               16.  "Postponed  Retirement Date":   The  date upon  which a

          Participant  who   has  Postponed  Retirement  retires  from  the

          Directorship of the Company.



                                     ARTICLE III
                            ELIGIBILITY AND PARTICIPATION

               1.   Eligibility.  [Any Director  of the Company is eligible

          to participate in this Plan.]2

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               2.   Participation.

                    (a)  [An eligible Director participates  in the Plan by

          irrevocably electing,  in the  manner specified herein,  to defer all or  any part of future  Director's fees at an  annual rate of

          from one  (1) to four (4)  consecutive Plan Years.   The Deferred

          Compensation Agreement shall stipulate, with respect to each such

          Plan Year,  the [percentage of fees  to be deferred  or the fixed dollar  amount to  be deferred];3  provided, however,  the annual deferral amount shall not be less than $1,000.00.]2

               (b)  An eligible Director becomes  a Participant in the Plan upon  the  execution  and  delivery of  a  Deferred  Compensation

          Agreement.   Such  Agreement must  be executed  on or  before the

          December  31st  next preceding  succeeding  Plan  Years to  defer

          Director's fees to be earned in such Plan Years.

               3.   [Benefits.   Benefits payable pursuant to  any election

          made  hereunder  will  be  calculated  and based  upon  both  the

          Participant's  age at the time  of the deferral  election and the

          amount  of  deferrals.    In addition,  the  amount  of  Survivor

          Benefits will depend upon whether the Participant is Insurable or non-Insurable.]2

               [4.  Conditions Subsequent.  The  Committee shall be  vested with the authority to condition the Company's obligations under a

          Deferred  Compensation  Agreement  upon the  nonoccurrence  of  a legislative, judicial or  regulatory development or change  which adversely affects  the  Company's ability  to informally  finance




                                          4
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          such  obligations, including, but not limited to, a change in any of the following federal income tax provisions:

                    (a)  the  current provisions  related to  the exclusion

          from gross income of proceeds of life insurance contracts payable upon the death of the insured;

                    (b)  the  current exclusion from income of any increase

          in  the "cash  value"  or "inside  build  up" of  life  insurance contracts from time to time;

                    (c)  the current  exclusion from income of  any "policy

          loan" obtained by the owner of a life insurance contract;

                    (d)  the  current exclusion from  income of "dividends"

          on  a  life  insurance  contract  which  are  used   to  purchase

          additional insurance; and

                    (e)  the    current    provisions   related    to   the

          deductibility of interest paid on policy loans.

               In  the event  the  Company's obligations  under a  Deferred

          Compensation  Agreement  are   so  conditioned,  and  the   event

          constituting  the condition subsequent  occurs, the Company shall have  the right,  for a  period of  one (1)  year following  such event, to refund to the Participant or his Designated Beneficiary the deferrals made under the Deferred Compensation Agreement with interest from the  date of deferral accrued  at the rate of  nine percent  (9%) per annum compounded annually.  The payment of such

          refund  shall  fully  and  completely   discharge  the  Company's

          obligations  under the Deferred  Compensation Agreement and shall




                                          5
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          fully  and  completely  satisfy  all the  Participant's  and  his

          Designated Beneficiary's rights thereunder.]1



                                      ARTICLE IV
                                 RETIREMENT BENEFITS

               1.   Normal Retirement Benefit.

                    (a)  Upon the Normal Retirement of  a participant, such

          Participant  becomes entitled to  his Normal  Retirement Benefit.

          The Normal  Retirement  Benefit  is a  level  fifteen  (15)  year annuity  payable  in  one  hundred  eighty  (180)  equal  monthly installments in  the amount stated in  the Participant's Deferred

          Compensation Agreement.  Payment of the Normal Retirement Benefit

          shall  commence  on the  January  1st  immediately following  the

          Participant's  Normal  Retirement  Date  (such   date  being  the

          "Regular Annuity  Starting Date" and shall continue  on the first day  of each  month  thereafter until  one  hundred eighty  (180)

          monthly payments have been made.

                    (b)  The  Normal  Retirement Benefit  amount  which the

          Company  will  agree  to pay  depends  on  a  number of  factors,

          including among other things, the amount of the deferral, and the length of time between  the time of the deferral  and the Annuity

          Starting Date of the benefit.

               2.   Postponed Retirement Benefit.

                    (a)  Upon  the Postponed  Retirement of  a Participant,

          such  Participant becomes  entitled to  the  Postponed Retirement

          Benefit.   The Postponed Retirement  Benefit is  a level  fifteen

          (15) year annuity payable in equal monthly installments.  Payment

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          of  the  Postponed  Retirement  Benefit  shall  commence  on  the

          January 1st  immediately  following  the Participant's  Postponed

          Retirement Date (such date  being the "Postponed Annuity Starting

          Date"),  and  shall  continue on  the  first  day  of each  month thereafter until  one hundred eighty (180)  monthly payments have been made.

                    (b)  The  monthly benefit  of the  Postponed Retirement

          Benefit shall  be an amount equal  to the monthly benefit  of the

          Normal  Retirement  Benefit  increased   by  eight  percent  (8%)

          compounded  annually  for  each  year that  the  Regular  Annuity

          Starting Date precedes his Postponed Annuity Starting Date.

               3.   Early Retirement Benefit.

                    (a)  Upon the Early  Retirement of a  Participant, such

          Participant  becomes entitled  to his  Early  Retirement Benefit.

          The Early Retirement Benefit is a level fifteen (15) year annuity payable  in  equal monthly  installments of  cash, the  amount of which  shall  be  the same  as  those  of  the Normal  Retirement

          Benefit.  Subject  to Sections 3(b) and 3(c)  of this Article IV,

          payment  of the  Early Retirement Benefit  shall commence  on the

          January 1st immediately following  the Participant's  sixty-fifth

          (65th)  birthday  for  those under  age  fifty  (50)  at time  of deferral election and age seventy (70) for those fifty (50) years of age and older  at time of  deferral election (such date  being the "Regular  Annuity Staring Date"),  and shall continue  on the first  day of each month thereafter until one hundred eight (180)

          monthly payments have been made.


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                    (b)  A Participant is entitled to elect to have payment

          of  his  Early Retirement  Benefit  commence  on any  January 1st following  his Early  Retirement Date  and preceding  his Regular

          Annuity Starting  Date (such date being  the "Accelerated Annuity

          Starting  Date").    Such  election  shall  be  made  in  writing

          delivered to the  Committee at  least thirty (30)  days prior  to such accelerated Annuity Starting Date.

                    (c)  In the  event a Participant elects  an Accelerated

          Annuity  Starting Date,  his  Early Retirement  Benefit shall  be reduced  by  the  early  retirement percentage  as  specified  in

          Participant's Deferred Compensation Agreement compounded for each year  that the  Accelerated  Annuity Starting  Date precedes  his

          Regular Annuity Starting Date.

               4.   Death  Prior to  Commencement  of  Benefit.    Anything

          herein  to   the  contrary   notwithstanding,  in  the   event  a

          Participant dies after becoming entitled to his Normal Retirement

          Benefit  or Early  Retirement Benefit  and  prior to  the Annuity

          Starting  Date  of  such  Retirement  Benefit, the  Participant's

          Designated Beneficiary shall receive,  in lieu of such Retirement

          Benefit, the Survivor Benefit specified in Article V hereof.

               5.   Payments to  Beneficiary.   In the event  a Participant

          dies prior to full  payment of his Retirement Benefit  under this

          Article IV, all remaining payments due hereunder shall be made to such Participant's Designated Beneficiary.






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                                      ARTICLE V
                                  SURVIVOR BENEFITS

               1.   [Survivor Benefit.  Upon  the occurrence of any  of the

          following  events,  the  Company  shall pay  to  a  Participant's

          Designated Beneficiary  the Survivor Benefits as  defined in this

          Article V.   The Survivor Benefits payable hereunder  are in lieu

          of any other benefit under this Plan.

                    (a)  The death  of the  Participant while serving  as a

          Director of the Company;

                    (b)  The  death  of  the  Participant   after  becoming

          entitled to  a Retirement Benefit of Article IV hereof, but prior to commencement of payment of such benefit; or

                    (c)  The  death  of  the  Participant   after  becoming

          entitled  to  the  Severance  Benefit of  Article VI,  Section 1,

          hereof, but prior to commencement of payment of such benefit.

               2.   Payment.  Payment of the Survivor Benefit will commence

          on the first day of the month  following receipt by the Committee of written proof of the Participant's death and shall continue on the first day of  each month thereafter until one  hundred eighty

          (180) monthly payments have been made.















                                          9
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               3.   Amount.

                    (a)  If the Participant is Insurable, then the Survivor

          Benefit  is  a level  fifteen (15)  year  annuity payable  to his

          Designated Beneficiary in one  hundred eighty (180) equal monthly installments in  the amount stated in  the Participant's Deferred

          Compensation Agreement.

                    (b)  If the Participant is  not Insurable and his death

          occurs at a time when, had he retired on the day of his death, he would have been  entitled to a Retirement  Benefit of Article IV,

          then  the Survivor Benefit is  a level fifteen  (15) year annuity payable in one hundred eighty (180) equal monthly installments in a  monthly amount equal to the present value at the Participant's date  of death  of  the Participant's  monthly Normal  Retirement

          Benefit, as set forth  in the Participant's Deferred Compensation

          Agreement, discounted,  for the period between  the Participant's

          Regular  Annuity   Starting  Date  (as  defined   in  Article IV,

          Section 1(a)) and the  Participant's date of death, by  the early

          retirement  percentage  stated   in  the  Participant's  Deferred

          Compensation Agreement compounded annually.

                    (c)  Anything to the  contrary herein  notwithstanding,

          if the Survivor Benefit is payable by reason of the Participant's death occurring at a time when, had  he retired on the day of his death,  he would have  been entitled to  the Postponed Retirement

          Benefit (as provided in  Article IV, Section 2), then the monthly amount  of the Survivor Benefit shall equal the monthly amount of the  Participant's Normal Retirement Benefit, as set forth in the


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          Participant's Deferred Compensation Agreement, increased by eight percent (8%) per annum compounded annually for the period between the Participant's  Regular Annuity  Starting Date (as  defined in

          Article IV, Section 1) and the Participant's death.

                    (d)  If the Participant is  not Insurable and his death

          occurs at a time when, had he retired on the day of his death, he

          would  not  have  been  entitled  to   a  Retirement  Benefit  of

          Article IV, then the  total amount of the Survivor  Benefit shall equal his  actual gross deferrals  plus interest thereon  at nine percent (9%)  per annum  compounded  annually until  his date  of

          death.    Such  amount  shall be  payable  to  the  Participant's

          Designated Beneficiary at the option of the Committee in either a lump  sum on  the first  day of  the month  immediately following receipt  by the Committee  of written proof  of the Participant's death or  in one hundred  eighty (180) equal  consecutive monthly installments  with  interest  at  nine percent  (9%)  per  annum,

          compounded annually,  commencing on  the first day  of the  month immediately following  receipt by the  Committee of proof  of the

          Participant's death.

                    (e)  Notwithstanding anything herein  to the  contrary,

          in the event the  Participant's death occurs prior to  April 1 of the  year following the year in which the Participant enters into a Deferred Compensation Agreement, then no Survivor Benefit shall be payable  pursuant to such Deferred Compensation Agreement.  In lieu of any such Survivor  Benefit, the Company shall pay to  the

          Participant's Designated Beneficiary, in one lump sum, the actual


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          gross  deferrals   made,  if  any,  pursuant   to  such  Deferred

          Compensation Agreement plus interest thereon at nine percent (9%)

          per annum until date of payment.]2



                                      ARTICLE VI
                                  SEVERANCE BENEFITS

               1.   In the event a Participant's relationship as a Director

          of  the Company terminates for any reason other than death, Early

          Retirement  or  Normal  Retirement,  such  Participant  shall  be entitled  to  receive  a  benefit  identical  to  the  Retirement

          Benefits of  Article IV (either  the Early Retirement  Benefit or

          Normal  Retirement Benefit,  as the  case may  be) to  which such

          Participant  would have  become entitled  if  he retired  upon or after  attaining age sixty (60).  Provided, however, in the event a  Participant  dies prior  to  commencement of  payment  of such

          Severance Benefit, the Participant's Designated Beneficiary shall receive, in lieu of such Severance Benefit, the  Survivor Benefit specified in Article V hereof.

               2.   Notwithstanding   the    foregoing,   such   terminated

          Participant may  request to  receive, in  lieu  of the  Severance

          Benefit provided by Section 1 of this Article VI, a benefit equal to his  actual  gross deferrals  plus  interest thereon  at  nine

          percent   (9%)  per   annum   compounded  annually   until   such

          termination.  Payment of such benefit is at the discretion of the

          Committee  and shall  commence  on the  first  day of  the  month

          following approval  of  such  request.   Such  benefit  shall  be

          payable in the option of the Committee either in a lump sum or in

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          up  to sixty  (60)  equal consecutive  monthly installments  with interest at nine percent (9%) per annum.

               3.   In  the event a Participant dies  prior to full payment

          of  his Severance  Benefit under  this Article VI,  all remaining payments  due  hereunder  shall  be made  to  such  Participant's

          Designated Beneficiary.



                                     ARTICLE VII
                                 ACCRUAL OF BENEFITS

               1.   If a  Participant's relationship with the  Company as a

          Director terminates for any reason prior to the completion of the deferrals agreed  upon in the Deferred  Compensation Agreement or if the agreed deferrals are  not made for any other  reason, then all  of  his benefits  under  the  Plan  shall  be reduced  by  a fraction,  the  numerator of  which is  the  amount of  the gross deferrals  agreed to be deferred which were not deferred, and the denominator of which is  the amount of gross deferrals  agreed to be deferred.

               2.   The  reduction  of  benefits under  Section 1  of  this

          Article VII  shall not  apply  to any  benefits  receivable by  a

          Participant or his Designated Beneficiary under:

                    (a)  Article V,  Section 1(a) only, [but  only when the

                         Participant is Insurable;

                    (b)  Article V, Section 3(d) only;]2 or

                    (c)  Article VI, Section 2 [only.]2



                                     ARTICLE VIII

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                               ADMINISTRATIVE COMMITTEE

               1.   This Plan  shall be  administered by  an Administrative

          Committee of not  less than  three (3) members  appointed by  the

          Savannah  Electric and Power Company.  The Board of Directors may

          from   time  to  time   appoint  members  of   the  Committee  in

          substitution for  the members  previously appointed and  may fill

          vacancies, however caused.   The Committee shall have  all powers

          necessary  to  enable  it   to  carry  out  its  duties   in  the

          administration  of  the   Plan.    Not  in   limitation,  but  in

          application of  the foregoing, the Committee shall  have the duty and power to determined all questions that may arise hereunder as to the status and rights of participants in the Plan.

               2.   The Committee  shall act  by a  majority of the  number

          then  constituting the Committee,  and such  action may  be taken either by a vote at a meeting or in writing without a meeting.

               3.   The Committee shall keep  a complete record of  all its

          proceedings  and all data  relating to the  administration of the

          Plan.

               4.   The Committee  shall select  one  of its  members as  a

          Chairman.    The Committee  shall  appoint  a Secretary  to  keep

          minutes of  its meetings and  the Secretary may  or may not  be a member of the Committee.  The Committee shall make such rules and regulations  for the  conduct of  its business  as it  shall deem advisable.






                                          14
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               5.   No member  of the Committee shall  be personally liable

          for any actions taken by the Committee unless the member's action involves willful misconduct.



                                      ARTICLE IX
                              AMENDMENT AND TERMINATION

               The Company reserves the right, at any time or from time  to time, by action of its Board  of Directors, to modify or amend in whole or in part any or all provisions of the Plan.  In addition,

          the  Company reserves  the  right  by  action  of  its  Board  of

          Directors to terminate  the Plan in whole or in  part.  Provided,

          however,  such   termination  shall   not  affect   the  Deferred

          Compensation Agreements then in effect.

               Notwithstanding any provision of  this Plan, should there be a change in the  Internal Revenue Code prior to  January 1, 1985,

          which  would adversely  affect  the Company's  operation of  this

          Plan, the Board of  Directors may, at its option,  terminate this

          Plan.   Upon  such  termination all  amounts previously  deferred

          shall be  refunded to  the respective Participants  together with interest thereon at nine percent (9%) per annum.















                                          15
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                                      ARTICLE X
                                    MISCELLANEOUS

               1.   Suicide.    Except as  hereafter  provided, no  benefit

          shall  be payable  under  the Plan  with  respect to  a  deferral election to a Participant or  his Designated Beneficiary who dies as  a result  of suicide  within twenty-five  (25) months  of the

          December 31st preceding a  deferral period to defer  compensation to be earned in the succeeding calendar year or years.

               In the  event of such suicide,  the Participant's Designated

          Beneficiary shall  receive within a reasonable  period the actual gross deferrals, if any,  made by such Participant with  interest at seven percent (7%) per annum to date of payment.

               2.   Non-Alienation of Benefits.   No right or benefit under

          the  Plan shall  be  subject to  anticipation, alienation,  sale,

          assignment,  pledge, encumbrance  or charge,  and any  attempt to anticipate, alienate,  sell, assign, pledge,  encumber or  charge

          any right or  benefit under  this Agreement  shall be  void.   No

          right or benefit  hereunder shall in any manner  be liable for or subject to  the  debts, contracts,  liabilities or  torts of  the

          person  entitled to  such benefits.   If  the Participant  or any

          beneficiary  hereunder  shall  become  bankrupt,  or  attempt  to anticipate,  alienate, sell, assign,  pledge, encumber, or charge any right hereunder,  then such  right or benefit  shall, in  the discretion  of the  Committee, cease and  terminate, and  in such event,  the Committee  may hold  or apply  the same  or any  part thereof for  the benefit of  the Participant or  his beneficiary,

          spouse,  children or  other dependents,  or any  of them  in such

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          manner and in such  amounts and proportions as the  Committee may deem proper.

               3.   No Trust  Created.  The  obligations of the  Company to

          make  payments  hereunder shall  constitute  a  liability of  the

          Company to a  Participant.  Such payments shall be  made from the general  funds of  the  Company, and  the  Company shall  not  be required to establish or  maintain any special or  separate fund,

          or purchase or acquire life insurance on a Participant's life, or otherwise to segregate  assets to assure that  such payment shall be  made, and  neither a Participant,  his estate  nor Designated

          Beneficiary shall  have any interest  in any particular  asset of

          the  Company by  reason  of its  obligations hereunder.   Nothing

          contained in the Plan  shall create or be construed as creating a trust  of any kind  or other  fiduciary relationship  between the

          Company and a Participant or any other person.

               4.   No Employment Agreement.  Neither the execution of this

          Plan nor  any action taken  by the Company pursuant  to this Plan shall be held or construed  to confer on a Participant  any legal right to be continued as a Director of the Company.  No provision herein shall restrict  the right  of the Company  to terminate  a

          Participant  as a member of  the Board of  Directors, or restrict the right of any Participant to terminate  his role as a Director of the Company.

               5.   Designation  of Beneficiary.   Participants  shall file

          with  the Company  a notice  in writing  designating one  or more

          Designated Beneficiaries to whom payments otherwise due to or for the benefit of the Participant hereunder shall be made in the event of his death prior to the complete payment of such benefit.

          Participants shall  have the right  to change the  beneficiary or beneficiaries so designated from time to time; provided, however,

          that any  change  shall not  become effective  until received  in writing by the Committee.

               6.   Claims for Benefits.   Each Participant or  beneficiary

          must claim any benefit to which he is entitled under this Plan by

          a written  notification to the Committee.   If a claim is denied,

          it  must be  denied within  a reasonable  period of time,  and be contained in a written notice stating the following:

                    (a)  The specific reason for the denial.

                    (b)  Specific  reference to the Plan provision on which

          the denial is based.

                    (c)  Description  of  additional information  necessary

          for the claimant to present his claim, if any, and an explanation of why such material is necessary.

                    (d)  An  explanation   of  the  Plan's   claims  review

          procedure.

               The claimant will  have 60 days  to request a review  of the denial  by  the Committee,  which will  provide  a full  and fair review.  The request  for review must be in writing  delivered to the Committee.  The claimant may review  pertinent documents, and he may submit issues and comments in writing.

               The decision by  the Committee  with respect  to the  review must be given within 60 days after receipt of the request, unless special circumstances require an extension (such as for a

          hearing).   In no event shall the  decision be delayed beyond 120

          days after receipt of the request for review.  The decision shall be  written  in  a manner  calculated  to  be  understood by  the claimant, and  it  shall include  specific reasons  and refer  to special Plan provisions as to its effect.

               7.   Binding Effect.   Obligations  incurred by the  Company

          pursuant to  this Plan  shall be  binding upon  and inure  to the benefit  of the  Company,  its successors  and  assigns, and  the

          Participant  and  the  beneficiary  or  beneficiaries  designated pursuant to Article X, Section 5 hereinabove.



               8.   Entire   Plan.    This  documents  and  any  amendments

          contains  all  the terms  and provisions  of  the Plan  and shall constitute the entire Plan, any other alleged terms or provisions being of no effect.



                                      ARTICLE XI
                                     CONSTRUCTION

               1.   Governing  Law.    This  Plan shall  be  construed  and

          governed in accordance with the laws of the State of Georgia.

               2.   Gender.   The masculine gender, where  appearing in the

          Plan, shall be  deemed to  include the feminine  gender, and  the singular  may  include the  plural,  unless  the context  clearly indicates to the contrary.

               3.   Headings,  etc.  The cover page of this Plan, the Table

          of   Contents  and  all  headings  used  in  this  Plan  are  for convenience of reference only  and are not part of  the substance of this Plan.



                                                   (Continued on Next Page)

               This  Plan in  its  original  form  was adopted  and  became effective on December 1, 1983.  This Plan, as amended on July 23,

          1988  (Amendment  No. 1),   as  amended  on  September 16,   1987

          (Amendment  No. 2), and  as  amended on  May 15, 1990  (Amendment

          No. 3),  herein described is effective as of, and with respect to

          Deferred  Compensation  Agreements  entered  into  on  or  after,

          January 1, 1991.


                                   SAVANNAH ELECTRIC AND POWER COMPANY



                                   By:
                                             A.M. Gignilliat, Jr.
                                        President   and   Chief   Executive
          Officer


          ATTEST:



                   K.R. Willis
               Treasurer and Secretary


          /sd



          [Corporate Seal]

                                      EXHIBIT A


                           DEFERRED COMPENSATION AGREEMENT


               THIS    AGREEMENT    is    made    this    ____    day    of

          _____________________, 19__, between SAVANNAH ELECTRIC  AND POWER

          COMPANY, a Georgia  corporation (hereinafter the  "Company"), and

          _______________________________________________,  a  Director  of

          the Company (hereinafter called "Participant").

               [WHEREAS, the Board of Directors of the Company has approved a Deferred Compensation  Plan for the  purpose of attracting  and retaining outstanding Directors of the Company;]2 and

               WHEREAS, such  Deferred Compensation Plan  provides that the

          Participant becomes  eligible to participate upon  execution of a

          Deferred Compensation Agreement;

               NOW, THEREFORE,  in consideration  of the  mutual agreements herein  contained,  the  Company  and the  Participant  agree  as follows:

               1.   Participation.  This Agreement  is made to evidence the

          Participant's participation in the Deferred Compensation Plan for

          Directors of SAVANNAH ELECTRIC AND POWER COMPANY (hereinafter the

          "Plan"),  to  set forth  the [percentage  or  the  fixed dollar]3 amount of the  Participant's [fees to  be deferred, to  establish the  amount of  the Participant's  Normal Retirement  Benefit and certain  Survivor Benefits under the  Plan, and to  set forth the

          Early Retirement Percentage.]2

               2.   Adoption of  Plan.  The Plan (and  all its provisions),

          as  it  now  exists and  as  it  may  be  amended  hereafter,  is incorporated herein and made a part of this Agreement.

               3.   Definitions.   When  used herein,  the terms  which and

          defined in  the Plan shall  have the  meanings given them  in the

          Plan,  unless a  different  meaning is  clearly  required by  the context.

               4.   [No Interest Created.   Neither the Participant nor his

          Designated Beneficiary shall  have any interest in  any assets of

          the Company,  including policies  of insurance.   The Participant

          and  his Designated  Beneficiary  shall have  only  the right  to receive the benefits under the Plan and this Agreement.]2

               5.   Early Retirement Percentage.   The Participant's  Early

          Retirement Percentage is _____________ [percent (____%)].2

               6.   [Deferrals.   Pursuant to Article III of  the Plan, the

          Participant  hereby  elects  to defer  the  receipt  of, and  the

          Company hereby elects to defer the payment of, director's fees in the  [percentage(s) or  the fixed  dollar amount(s)  and for  the calendar year(s) indicated below:

                                          Fixed Dollar
               Percentage        (or)        Amount       Calendar Year

           (i)                           $
                      %
           (ii)                          $
                      %

           (iii)                         $

                      %

           (iv)                          $
                      %                                       2,3

               7.   Normal  Retirement Benefit.   The  Participant's Normal

          Retirement  Benefit, as  defined in  Article IV of  the Plan,  is

          _____________________________________________            [Dollars

          ($_____________________)]2 per month, payable for 180 months.

               8.   Survivor Benefit.   [If the  Participant is  Insurable,

          the   Participant's  Survivor   Benefit,   payable  pursuant   to

          Section 3(a) of Article V of the Plan, is the appropriate monthly amount, payable for 180 months, as follows:

            Participant's Age at Date of     Monthly Amount (payable for
                        Death                        180 months)








               If  the  Participant  is  not Insurable,  the  discount  for interest for  purposes of determining the  Participant's Survivor

          Benefit, if  any, pursuant to ARTICLE V,  Section 3(b) (i.e., the present value  of  the Participant's  monthly  Normal  Retirement

          Benefit),  shall be the Early Retirement  Percentage set forth in

          Paragraph 5 above, compounded annually.]2

               [9.  Condition Subsequent.  The Company's obligations to pay the  Participant  or  this Designated  Beneficiary  the  benefits provided for herein are conditioned upon the nonoccurrence of the following event(s):

               [Insert  description  of  event(s)   constituting  condition
               subsequent as determined from time to time by the Committee]

               If  any such events occur, the Company shall have the right,

          for a period of one  (1) year following such event, to  refund to the Participant or his Designated Beneficiary, as applicable, the deferrals the  Participant has made hereunder  with interest from the date of deferral accrued at the rate of nine percent (9%) per

          annum compounded  annually.   The payment  of  such refund  shall

          fully   and  completely   discharge  the   Company's  obligations

          hereunder  and  shall  fully   and  completely  satisfy  all  the

          participant's   and   his    Designated   Beneficiary's    rights

          hereunder.]1,2

               10.  Entire  Agreement.  This  Agreement contains the entire agreement and  understanding by and  between the Company  and the

          Participant [with respect  to the subject  matter hereof, and  no representations, promises, agreements, or understandings, written or oral, not contained herein shall be of any force or effect.]1.2



               IN WITNESS WHEREOF, the parties have executed this Agreement in  duplicate  originals  as of  the  day  and  year first  above written.


                              SAVANNAH ELECTRIC AND POWER COMPANY


                              By:
                                                  A.M. Gignilliat, Jr.
                                             President and  Chief Executive
          Officer


          ATTEST:

                    K.R. Willis
               Treasurer and Secretary


          [Corporate Seal]


                              Participating Director





                   (L.S.)
                                                  Participant

                              Designation of Beneficiary

                       Deferred Compensation Plan for Directors
                                          of
                         Savannah Electric and Power Company



               As  a  Participant in  the  Deferred  Compensation Plan  for

          Directors  of  Savannah  Electric  and Power  Company,  I  hereby

          Designate the following person(s) as "Designated Beneficiary," as that term is defined and used in the Plan:

          _________________________________________________________________

          _____________

          _________________________________________________________________

          _____________

          _________________________________________________________________

          _____________

          _________________________________________________________________

          _____________

          _________________________________________________________________

          _____________

          _________________________________________________________________

          _____________

          _________________________________________________________________

          _____________

          _________________________________________________________________

          _____________

          _________________________________________________________________

          _____________

          _________________________________________________________________

          _____________



          I  understand that the Designated  Beneficiary named above may be changed or  revoked by me at any time by filing a new designation in writing with the Committee.



          Date______________________________
          ________________________________________
                                                  Signature of Participant
          (adamscl) h:\wpdocs\mtd\savannah\def-comp.pln

                           FIRST AMENDMENT TO THE DEFERRED
                          COMPENSATION PLAN FOR DIRECTORS OF
                         SAVANNAH ELECTRIC AND POWER COMPANY
                          (AS AMENDED AND RESTATED EFFECTIVE
                                   JANUARY 1, 1991)


                    WHEREAS, the Board of Directors of Savannah Electric and Power Company, Inc. (the "Company") heretofore adopted the Deferred Compensation Plan for Directors of Savannah Electric and Power Company (the "Plan"), originally effective December 1, 1983, in order to provide Directors of the Company with long-term compensation incentives; and

                    WHEREAS, the Plan has been amended from time to time to change the terms of these long-term compensation incentives; and

                    WHEREAS, it is the Company's desire to amend the Plan at this time to provide a more flexible distribution provision under the Plan; and

                    WHEREAS, the Company has reserved the right to amend the Plan at any time in Article IX of the Plan.

                    NOW, THEREFORE, effective May 1, 1994, the Company hereby amends the Plan as follows:

                    Section  4.1(a)  is  amended  by  deleting   the  third
          sentence of such Section in its entirety and replacing it with the following:

                    Payment of the Normal Retirement Benefit shall commence on the first day of the month immediately following the Participant's Normal Retirement Date (such date being the
                    "Regular Annuity Starting Date") and shall continue on the first day of each month thereafter until one hundred and eighty (180) monthly payments have been made.

                    Section 4.2(a) is amended by deleting the third sentence of such Section in its entirety and replacing it with the following:

                    Payment of the Postponed Retirement Benefit shall commence on the first day of the month immediately following the Participant's Postponed Retirement Date (such date being the "Postponed Annuity Starting Date") and shall continue on the first day of each month thereafter until one hundred and eighty (180) monthly payments have been made.

                    Section  4.3(a)  is  amended   by  deleting  the  third
          sentence of such Section in its entirety and replacing it with the following:

                    Subject  to  Sections 3(b)  and 3(c)  of this
                    Article IV, payment of Early Retirement Benefits shall commence on the Regular Annuity Starting Date and shall continue on the first day of each month thereafter until one hundred and eighty (180) monthly payments have been made.

                    Section 4.3(b) is amended by deleting the first sentence of such Section in its entirety and replacing it with the following:

                    A Participant is entitled to elect to have payment of his Early Retirement Benefit commence on the first day of the month immediately following his Early Retirement Date and preceding his Regular Annuity Starting Date (such date being the "Accelerated Annuity Starting Date").

                    IN WITNESS WHEREOF, the Executive Committee of the Board of Directors of Savannah Electric and Power Company, which is authorized to act on behalf of the full Board, hereby approves this First Amendment to the Deferred Compensation Plan for Directors of Savannah Electric and Power Company, as executed by the undersigned authorized officer, and further authorizes such other actions necessary to implement this Amendment this _____ day of ________________, 1994, to be effective as of May 1, 1994.



                                             SAVANNAH  ELECTRIC  AND  POWER
                                             COMPANY, INC.


                                             By:

                                             Title:


          ATTEST:


          By:

          Title:


          [adamscl] h:\wpdocs\mtd\savannah\def-comp.1am

                           SECOND AMENDMENT TO THE DEFERRED
                          COMPENSATION PLAN FOR DIRECTORS OF
                         SAVANNAH ELECTRIC AND POWER COMPANY
                          (AS AMENDED AND RESTATED EFFECTIVE
                                   JANUARY 1, 1991)


                    WHEREAS, the Board of Directors of Savannah Electric and Power Company (the "Company") heretofore adopted the Deferred Compensation Plan for Directors of Savannah Electric and Power Company (the "Plan"), originally effective December 1, 1983, in order to provide Directors of the Company with long-term compensation incentives; and

                    WHEREAS, the Plan has been amended from time to time to change the terms of these long-term compensation incentives; and

                    WHEREAS, it is the Company's desire to amend the Plan at this time to clarify the treatment of Director's Fees occurring mid-term during a Plan Year; and

                    WHEREAS, the Company has reserved the right to amend the Plan at any time in Article IX of the Plan.

                    NOW, THEREFORE, effective July 29, 1994, the Company hereby amends the Plan as follows:

                    Section 3.2(a) is amended by adding to the end thereof the following:

                    Notwithstanding the foregoing, no deferral election shall be effective with respect to any increase in Director's Fees, whether denominated as retainer fees or meeting fees, which increase occurs mid-term during a Plan Year. However, such increase shall be subject to the deferral election procedures set forth in paragraph (b) below, beginning on the first day of the first Plan Year following such increase.


                    IN WITNESS WHEREOF, the Executive Committee of the Board of Directors of Savannah Electric and Power Company, which is authorized to act on behalf of the full Board, hereby approves this Second Amendment to the Deferred Compensation Plan for Directors of Savannah Electric and Power Company, as executed by the undersigned authorized officer, and further authorizes such other actions necessary to implement this Amendment this _____ day of ________________, 1994, to be effective as of July 29, 1994.

                                             SAVANNAH  ELECTRIC  AND  POWER
                                             COMPANY


                                             By:

                                             Title:


          ATTEST:


          By:

          Title:


          [adamscl] h:\wpdocs\mtd\savannah\def-comp.2am

                           THIRD AMENDMENT TO THE DEFERRED
                          COMPENSATION PLAN FOR DIRECTORS OF
                         SAVANNAH ELECTRIC AND POWER COMPANY
                          (AS AMENDED AND RESTATED EFFECTIVE
                                   JANUARY 1, 1991)


                    WHEREAS, the Board of Directors of Savannah Electric and Power Company (the "Company") heretofore adopted the Deferred Compensation Plan for Directors of Savannah Electric and Power Company (the "Plan"), originally effective December 1, 1983, in order to provide Directors of the Company with long-term compensation incentives; and

                    WHEREAS, the Plan has been amended from time to time to change the terms of these long-term compensation incentives; and

                    WHEREAS, it is the Company's desire to amend the Plan at this time to address the increased payment of compensation in the form of stock and fees to Participants in the Plan; and

                    WHEREAS, the Company has reserved the right to amend the Plan at any time in Article IX of the Plan.

                    NOW, THEREFORE, effective October 12, 1994, the Company hereby amends the Plan as follows:

                                         (i)

                    Section 2.2 of the Plan is amended by deleting such provision in its entirety and inserting the following:

                    "Committee":    The  Administrative  Benefits
                    Committee appointed by the Board of Directors of the Company to administer the Plan.

                                         (ii)

               Section 2.7 of the Plan is amended by deleting such Section in its entirety and inserting the following:

                    "Early Retirement": Retirement from the Directorship of the Company after attaining age sixty (60) but prior to age sixty-five
                    (65) for those under age fifty (50) at the time of deferral election and prior to age seventy (70) for those fifty (50) years of age and over at the time of deferral election.

                                        (iii)

               Section 2.10 of the Plan is amended by deleting such Section in its entirety and inserting the following:

                    "Normal Retirement": Retirement from the Directorship of the Company upon or after attaining age sixty-five (65) for those under age fifty (50) at the time of deferral election and age seventy (70) for those fifty
                    (50) years of age and older at the time of deferral election.

                                         (iv)

                    Article II is amended by adding a new paragraph 17 as follows:

                    "Director's Fees" shall mean the compensation payable to the Directors of the Company, including retainer fees and meeting fees, but excluding any amount paid in the form of stock, as determined from time to time by the Board of Directors.

                                         (v)

                    Section 3.2(b) of the Plan is amended by adding to the end of such Section the following language:

                    If the Director's Fees paid to a Director are increased during a Plan Year, such Director shall receive a Deferred Compensation Agreement proscribed by the Committee and shall be entitled to make a new deferral election regarding such increase which shall be effective as of the first day of the next following Plan Year.

                                         (vi)

                    The    Deferred    Compensation    Agreement    whereby
          Participants elect to defer Director's Fees is amended as set forth in Exhibit A.

                                        (vii)

                    For  purposes   of  new   Section  3.2(b)  above,   the
          Supplemental Deferred Compensation Agreement is adopted as is set forth in Exhibit B.

                    IN WITNESS WHEREOF, the Board of Directors of Savannah Electric and Power Company hereby approves this Third Amendment to the Deferred Compensation Plan for Directors of Savannah Electric and Power Company, as executed by the undersigned authorized officer, and further authorizes such other actions necessary to implement this Amendment this _____ day of ________________, 1994, to be effective as of October 12, 1994.



                                   SAVANNAH ELECTRIC AND POWER COMPANY


                                   By:
                                        Arthur M. Gignilliat, Jr.
                                        President   and   Chief   Executive
          Officer


          ATTEST:


          Lavonne K. Calandra
          Corporate Secretary

          (CORPORATE SEAL)



          [adamscl] h:\wpdocs\mtd\savannah\def-comp.3am

                                      EXHIBIT A

                           DEFERRED COMPENSATION AGREEMENT



               THIS  AGREEMENT is  made this  ____ day  of _______________,

          19___,  between SAVANNAH  ELECTRIC AND  POWER COMPANY,  a Georgia

          corporation      (hereinafter       the      "Company"),      and

          _____________________________________, a Director of  the Company

          (hereinafter called "Participant").

               [WHEREAS, the Board of Directors of the Company has approved a Deferred Compensation  Plan for the  purpose of attracting  and retaining outstanding Directors of the Company;]2 and

               WHEREAS, such  Deferred Compensation Plan  provides that the

          Participant becomes  eligible to participate upon  execution of a

          Deferred Compensation Agreement;

               NOW, THEREFORE,  in consideration  of the  mutual agreements herein  contained,  the  Company  and the  Participant  agree  as follows:

               (viii)    Participation.  This Agreement is made to evidence

          the Participant's participation in the Deferred Compensation Plan for Directors of SAVANNAH ELECTRIC AND POWER COMPANY (hereinafter the "Plan"), to  set forth the [percentage or the  fixed dollar]3 amount of the  Participant's [fees to  be deferred, to  establish the  amount of  the Participant's  Normal Retirement  Benefit and certain  Survivor Benefits under the  Plan, and to  set forth the

          Early Retirement Percentage.]2

               (ix) Adoption of Plan.   The Plan (and all  its provisions),

          as  it  now  exists  and  as it  may  be  amended  hereafter,  is incorporated herein and made a part of this Agreement.

               (x)  Definitions.   When  used herein,  the terms  which are

          defined in the  Plan shall  have the meanings  given them in  the

          Plan,  unless a  different  meaning is  clearly  required by  the context.

               (xi) [No Interest Created.   Neither the Participant nor his

          Designated Beneficiary shall have  any interest in any assets  of

          the Company,  including policies  of insurance.   The Participant

          and his  Designated  Beneficiary shall  have  only the  right  to receive the benefits under the Plan and this Agreement.]2

               (xii)     Early  Retirement  Percentage.   The Participant's

          Early  Retirement  Percentage  is  ____________________  [percent

          (___%)].2

               (xiii)    [Deferrals.  Pursuant to  Article III of the Plan,

          the  Participant hereby elects to  defer the receipt  of, and the

          Company hereby elects to defer the payment of, director's fees in the  [percentage(s)  or the  fixed dollar  amount(s) and  for the calendar year(s) indicated below:

                                                     Fixed       Calendar
                         Percentage      (or)     Dollar           Year
                                                     Amount

           (i)          ___________               $__________  _________
                        %                         __
           (ii)         ___________               $__________  _________
                        %                         __

           (iii)        ___________               $__________  _________
                        %                         __

           (iv)         ___________               $__________  _________]2,
                        %                         __           3


               (xiv)     Normal  Retirement  Benefit.    The  Participant's

          Normal  Retirement Benefit, as defined in Article IV of the Plan,
          is        ________________________________________       [Dollars

          ($_______________)]2 per month, payable for 180 months.

               (xv) Survivor Benefit.   [If the  Participant is  Insurable,

          the  Participant's Survivor Benefit,  payable pursuant to Section

          3(a) of Article V of the Plan, is the appropriate monthly amount,

          payable for 180 months, as follows:

                  Participant's Age                 Monthly Amount
                  at Date of Death             (payable for 180 months)







               If  the  Participant  is  not Insurable,  the  discount  for interest for  purposes of determining the  Participant's Survivor

          Benefit, if any, pursuant  to ARTICLE V, Section 3(b)  (i.e., the present value  of  the Participant's  monthly  Normal  Retirement

          Benefit), shall be  the Early Retirement Percentage  set forth in

          Paragraph 5 above, compounded annually.]2

               [(xvi)    Commencement of Benefits.  Benefits provided under

          the  Plan  shall commence  on the  first  day of  the  month next following the Participant's Early, Normal or Postponed Retirement

          Date.]4

               [(xvii)   Condition Subsequent.   The Company's  obligations

          to pay the Participant or his Designated Beneficiary the benefits provided for herein are conditioned upon the nonoccurrence of the following event(s):

               [Insert description of event(s) constituting condition subsequent as determined from time to time by the Committee]

               If  any such events occur, the Company shall have the right,

          for a period of one  (1) year following such event, to  refund to the Participant or his Designated Beneficiary, as applicable, the deferrals the  Participant has made hereunder  with interest from the date of deferral accrued at the rate of nine percent (9%) per

          annum compounded  annually.   The payment  of  such refund  shall

          fully   and  completely   discharge  the   Company's  obligations

          hereunder  and  shall  fully   and  completely  satisfy  all  the

          Participant's   and   his    Designated   Beneficiary's    rights

          hereunder.]1,2

               (xviii)   Entire Agreement.    This Agreement  contains  the

          entire agreement and understanding by and between the Company and the  Participant [with respect to  the subject matter hereof, and no  representations,  promises,  agreements,  or  understandings,

          written  or oral, not contained  herein shall be  of any force or effect.]1,2



               IN WITNESS WHEREOF, the parties have executed this Agreement in  duplicate  originals  as of  the  day  and  year first  above written.


                                   SAVANNAH ELECTRIC AND POWER COMPANY


                                   By:
                                        Arthur M. Gignilliat, Jr.
                                        President   and   Chief   Executive
          Officer


          ATTEST:


          Lavonne Calandra

          Corporate Secretary

          (CORPORATE SEAL)

                                   Participating Director:


                                                                     (L.S.)
                                   Participant

          1    As Amended July 23, 1986.  Effective July 23, 1986.
          2    As Amended September 16, 1987.  Effective January 1, 1987.
          3    As Amended May 15, 1990.  Effective January 1, 1991.
          4    As Amended May 26, 1994.  Effective May 1, 1994.

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                                                                      A-5

                                      EXHIBIT B

                     SUPPLEMENTAL DEFERRED COMPENSATION AGREEMENT



               THIS  AGREEMENT is  made this  ____ day  of _______________,

          19___,  between SAVANNAH  ELECTRIC AND  POWER COMPANY,  a Georgia

          corporation      (hereinafter       the      "Company"),      and

          _____________________________________, a Director of  the Company

          (hereinafter called "Participant").

               WHEREAS, the Board of Directors  of the Company has approved a Deferred Compensation  Plan for the  purpose of attracting  and retaining outstanding Directors of the Company; and

               WHEREAS, such  Deferred Compensation Plan  provides that the

          Participant becomes  eligible to participate upon  execution of a

          Deferred Compensation Agreement; and

               WHEREAS, the  Board of Directors of the Company has approved an increase in Director's Fees; and

               WHEREAS, the Participant may elect to defer all or a portion of the increased Director's Fees.

               NOW, THEREFORE,  in consideration of  the mutual  agreements herein  contained,  the  Company  and the  Participant  agree  as follows:

               (xix)     Participation.  This Agreement is made to evidence

          the Participant's participation in the Deferred Compensation Plan for Directors of SAVANNAH ELECTRIC AND POWER COMPANY (hereinafter the  "Plan"), to  set forth  the percentage  or the  fixed dollar amount of the Participant's fees to be deferred, to establish the amount of the Participant's Normal Retirement Benefit and certain

          Survivor  Benefits under  the Plan,  and to  set forth  the Early

          Retirement Percentage.

               (xx) Adoption  of Plan.  The Plan  (and all its provisions),

          as it  now  exists  and  as  it  may  be  amended  hereafter,  is incorporated herein and made a part of this Agreement.

               (xxi)     Definitions.   When used herein,  the terms  which

          are defined in the Plan shall have the meanings given them in the

          Plan, unless  a  different meaning  is  clearly required  by  the context.

               (xxii)    No Interest Created.  Neither  the Participant nor

          his Designated Beneficiary shall have  any interest in any assets of the Company, including policies of insurance.  The Participant and  his  Designated Beneficiary  shall  have only  the  right to receive the benefits under the Plan and this Agreement.

               (xxiii)   Early  Retirement  Percentage.   The Participant's

          Early  Retirement Percentage  with respect  to this  Supplemental

          Deferred Compensation Agreement  is ____________________  percent

          (___%).

               (xxiv)    Deferrals.   Pursuant to Article III  of the Plan,

          the  Participant hereby elects to  defer the receipt  of, and the

          Company  hereby  elects  to   defer  the  payment  of,  increased

          Director's  Fees  in  the  [percentage(s)  or  the  fixed  dollar amount(s)  and for  the calendar  year(s) indicated  below, which years should  equal the same  number of calendar  years remaining with respect to the  Deferred Compensation Agreement currently in effect for the Participant:

                                                     Fixed       Calendar
                         Percentage      (or)     Dollar           Year
                                                     Amount

           (i)          ___________               $__________   _________
                        %                         __
           (ii)         ___________               $__________   _________
                        %                         __

           (iii)        ___________               $__________   _________
                        %                         __

           (iv)         ___________               $__________   _________
                        %                         __


               (xxv)     Normal  Retirement  Benefit.    The  Participant's

          Normal  Retirement  Benefit  with  respect to  this  Supplemental

          Deferred Compensation Agreement, as defined  in Article IV of the

          Plan,    is   ________________________________________    Dollars

          ($_______________) per month, payable for 180 months.

               (xxvi)    Survivor  Benefit.      If  the   Participant   is

          Insurable, the  Participant's Survivor Benefit,  payable pursuant to Section  3(a) of  Article V  of the  Plan, is  the appropriate monthly amount, payable for 180 months, as follows:

                  Participant's Age                 Monthly Amount
                  at Date of Death             (payable for 180 months)









               If  the  Participant  is  not Insurable,  the  discount  for interest for purposes of  determining the Participant's  Survivor

          Benefit, if any, pursuant  to ARTICLE V, Section 3(b)  (i.e., the present  value of  the  Participant's  monthly Normal  Retirement

          Benefit), shall  be the Early Retirement Percentage  set forth in

          Paragraph 5 above, compounded annually.

               (xxvii)   Commencement of Benefits.  Benefits provided under

          the  Plan shall  commence  on the  first  day of  the  month next following the Participant's Early, Normal or Postponed Retirement

          Date.

               (xxviii)  Condition Subsequent.   The Company's  obligations

          to pay the Participant or his Designated Beneficiary the benefits provided for herein are conditioned upon the nonoccurrence of the following event(s):



               [Insert description of event(s) constituting condition subsequent as determined from time to time by the Committee]



               If  any such events occur, the Company shall have the right,

          for  a period of one (1) year  following such event, to refund to the Participant or his Designated Beneficiary, as applicable, the deferrals  made  under  this Supplemental  Deferred  Compensation

          Agreement the  Participant has made hereunder  with interest from the date of deferral accrued at the rate of nine percent (9%) per

          annum  compounded annually.    The payment  of such  refund shall

          fully   and  completely   discharge  the   Company's  obligations

          hereunder  and  shall  fully   and  completely  satisfy  all  the

          Participant's and his Designated Beneficiary's rights hereunder.

               (xxix)    Entire  Agreement.   This  Agreement  contains the

          entire agreement and understanding by and between the Company and the Participant with respect to the subject matter hereof, and no representations, promises, agreements, or understandings, written or oral, not contained herein shall be of any force or effect.



               IN WITNESS WHEREOF, the parties have executed this Agreement in  duplicate  originals  as of  the  day  and  year first  above written.


                                   SAVANNAH ELECTRIC AND POWER COMPANY


                                   By:
                                        Arthur M. Gignilliat, Jr.
                                        President   and   Chief   Executive
          Officer


          ATTEST:


          Lavonne K. Calandra
          Corporate Secretary

          (CORPORATE SEAL)

                                   Participating Director:


                                                                     (L.S.)
                                   Participant

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                                                                      B-5